Exhibit 99.1

FOR IMMEDIATE RELEASE

PINGTAN MARINE ENTERPRISE REITERATES 2017 FIRST QUARTER EPS GUIDANCE OF BETWEEN $0.08 AND $0.10;

PAYS QUARTERLY CASH DIVIDEND;

SCHEDULES 2016 FOURTH QUARTER AND YEAR-END FINANCIAL RESULTS AND CONFERENCE CALL ON MARCH 9, 2017

FUZHOU, China – February 21, 2017 -- Pingtan Marine Enterprise Ltd. (Nasdaq: PME), (“Pingtan,” or the “Company”), an integrated marine services company in the People’s Republic of China (PRC), announced today that it is reiterating its previously provided 2017 first quarter EPS guidance of between $0.08 to $0.10. Pingtan expects to release its financial results for the 2016 fourth quarter and year-ended December 31, 2016, after the market closes on Wednesday, March 8, 2017 and will conduct its quarterly conference call to discuss these results at 8:30 a.m. ET on Thursday, March 9, 2017.

The Company also announced that on February 15, 2017 it paid a quarterly cash dividend of $0.01 per share of common stock outstanding to shareholders of record on January 31, 2017. This marks the 9th consecutive quarterly dividend paid by Pingtan. The Company intends to continue paying a cash dividend on a quarterly basis, and expects to adjust its quarterly dividend rate to reflect its earnings performance going forward.

Mr. Xinrong Zhuo, Chairman and CEO of the Company, commented, "We have been pleased with the improvement in our operations over the past few months, which reflect the positive impact of our recently deployed vessels into the international waters of the Pacific Ocean and Indo-Pacific waters in the second half of 2016. We also have seen demand remain strong for the healthy, quality fishing products for the population of China. As a result, we are pleased to reiterate our previously announced first quarter guidance and payment of our quarterly dividend to shareholders. We will continue to re-evaluate the amount of that dividend payment in light of this favorable turn in our operating performance.”

2016 Fourth Quarter Conference Call Details

Wednesday, March 9, 2017 – 8:30 a.m. ET.

Participant Dial-In Numbers:

(United States): 877-407-0310

(International): 201-493-6786

Webcast

To listen to the live webcast, please go to http://www.ptmarine.com and click on the conference call link at the top of the page, or go to: http://ptmarine.equisolvewebcast.com/q4-2016. This webcast will be archived and accessible through the Company’s website for approximately 30 days following the call.

About Pingtan

Pingtan is a global fishing company engaging in ocean fishing through its subsidiary, Fujian Provincial Pingtan County Ocean Fishing Group Co., Ltd., or Pingtan Fishing.

Business Risks and Forward-Looking Statements

This press release may contain forward-looking statements that are subject to the safe harbors created under the Securities Act of 1933 and the Securities Exchange Act of 1934. These statements can be identified by the use of forward-looking terminology such as "believe," "expect," "may," "will," "should," "project," "plan," "seek," "intend," or "anticipate" or the negative thereof or comparable terminology, and include statements about the Company’s expected financial results and the ability to continue paying dividends on a quarterly basis about two squid jigging vessels, the Company’s expected sales and diversification of product mix. Although forward-looking statements reflect the good faith judgment of our management, such statements can only be based on facts and factors currently known by us. Consequently, forward-looking statements are inherently subject to risks and uncertainties and actual results and outcomes may differ materially from the results and outcomes discussed in or anticipated by the forward-looking statements. Risks include anticipated growth and growth strategies; need for additional capital and the availability of financing; our ability to successfully manage relationships with customers, distributors and other important relationships; technological changes; competition; demand for our products and services; the deterioration of general economic conditions, whether internationally, nationally or in the local markets in which we operate; legislative or regulatory changes that may adversely affect our business; operational, mechanical, climatic or other unanticipated issues that adversely affect the production capacity of the Company's fishing vessels and their ability to generate expected annual revenue and net income; and other risk factors contained in Pingtan's SEC filings available at www.sec.gov, including Pingtan's most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Definitive Proxy Statement. Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date on which they are made. Pingtan undertakes no obligation to update or revise any forward-looking statements for any reason.

CONTACT:

Roy Yu

Chief Financial Officer

Pingtan Marine Enterprise Ltd.

Tel: +86 591 87271753

ryu@ptmarine.net

INVESTOR RELATIONS

The Equity Group Inc.

Adam Prior, Senior Vice President

Tel: (212) 836-9606

aprior@equityny.com

In China

Katherine Yao, Senior Associate

Tel: +86 10 6587 6435

kyao@equityny.com